www.dsssecure.com Lexington Technology Group & Document Security Systems Announce Merger www.lex - tg.com

1 Cautionary Note Regarding Forward - Looking Statements Statements in this presentation regarding the proposed transaction between Document Security Systems, Inc . ("DSS") and Lexington Technology Group, Inc . ("Lexington Technology Group") ; the expected timetable for completing the transaction ; the potential value created by the proposed Merger for DSS’s and Lexington Technology Group’s stockholders ; the potential of the combined companies’ technology platform ; our respective or combined ability to raise capital to fund our combined operations and business plan ; the continued listing of DSS's or the combined company’s securities on the NYSE MKT ; market acceptance of DSS products and services ; our collective ability to maintain or protect our intellectual property rights through litigation or otherwise ; Lexington Technology Group’s limited operating history, competition from other industry competitors with greater market presence and financial resources than those of DSS ; our ability to license and monetize the patents owned by Lexington Technology Group including the outcome of the litigation against social networking companies and others ; potential new legislation or regulation related to enforcing patents ; the complexity and costly nature of acquiring patent or other intellectual property assets ; the combined company’s management and board of directors ; and any other statements about DSS’s or Lexington Technology Group’s management teams’ future expectations, beliefs, goals, plans or prospects constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements, including : the risk that DSS and Lexington Technology Group may not be able to complete the proposed transaction ; the inability to realize the potential value created by the proposed Merger for DSS’s and Lexington Technology Group’s stockholders ; our respective or combined inability to raise capital to fund our combined operations and business plan ; DSS’s or the combined company’s inability to maintain the listing of our securities on the NYSE MKT ; the potential lack of market acceptance of DSS’s products and services ; our collective inability to protect our intellectual property rights through litigation or otherwise ; competition from other industry competitors with greater market presence and financial resources than those of DSS ; our inability to license and monetize the patents owned by Lexington Technology Group including the outcome of the litigation against social networking companies and others ; and other risks and uncertainties more fully described in DSS’s Annual Report on Form 10 - K for the year ended December 31 , 2012 and its Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2012 and June 30 , 2012 , each as filed with the U . S . Securities and Exchange Commission ("SEC"), as well as the other filings that DSS makes with the SEC . Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available . In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation . We anticipate that subsequent events and developments will cause our expectations and beliefs to change . However, while we may elect to update these forward - looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date after the date of this presentation .

2 Important Additional Information Will Be Filed with the SEC This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of DSS or Lexington Technology Group or the solicitation of any vote or approval . In connection with the proposed transaction, DSS will file with the SEC a Registration Statement on Form S - 4 containing a proxy statement/prospectus . The proxy statement/prospectus will contain important information about DSS , Lexington Technology Group, the transaction and related matters . DSS will mail or otherwise deliver the proxy statement/prospectus to its stockholders and the stockholders of Lexington Technology Group when it becomes available . Investors and security holders of DSS and Lexington Technology Group are urged to read carefully the proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction . Investors and security holders of DSS will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by DSS through the website maintained by the SEC at www . sec . gov . In addition, investors and security holders of DSS and Lexington Technology Group will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) by contacting DSS , Inc . , Attn .: Investor Relations, at 28 East Main Street, Suite 1525 Rochester, NY 14614 , or by e - mail at investors@dsssecure . com . Investors and security holders of Lexington Technology Group will also be able to obtain free copies of the proxy statement/prospectus for the merger by contacting Lexington Technology Group, Attn .: Investor Relations, 375 Park Avenue, New York, NY 10152 , or by e - mail at info@lex - tg . com . DSS and Lexington Technology Group, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between DSS and Lexington Technology Group . Information regarding DSS's directors and executive officers is contained in DSS's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2011 , which was filed with the SEC on March 19 , 2012 , and in its proxy statement prepared in connection with its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 18 , 2012 . Information regarding Lexington Technology Group's directors and officers , and a more complete description of the interests of DSS's directors and officers in the proposed transaction , will be available in the proxy statement/prospectus that will be filed by DSS with the SEC in connection with the proposed transaction .

3 DSS’s Merger with LTG Will Bring Strong Patent Monetization Management to a Technology Innovator with Aggressive IP Focus DSS in Brief ▪ A leader in the document anti - counterfeiting field with customers world - wide. ▪ R & D focus on technology – established industry standard (required on all U.S. Social Security Cards). ▪ History of patent commercialization and enforcement, including current lawsuit against Coupons.com. ▪ IP for Digital Security – 5 new provisional patents for optical digital security, targeting “supply chain” and “records management” solutions with imbedded customer base. LTG in Brief ▪ Intellectual Property (IP) asset management company ▪ Experienced management team with key advisory relationships and access to substantial deal - flow of patented technologies ▪ Bascom Research – Seminal Web 2.0 patents relevant to social networking and intranets Ongoing R&D partnership for electronic medical records Commenced litigation in Eastern District of Virginia

4 Document Security Systems, Inc. (“DSS”) Overview DSS : A history of protecting famous brands from counterfeiting … …is moving to a future of protecting them in the “cloud.” Evolving its expertise in optical security technology, trusted for securing some of the world’s most important documents, to creating digital solution for protecting documents and data in today’s digital world. ▪ 10% of Global GNP is counterfeit goods 1 ▪ $1 Trillion global losses 2 ($250 billion in US) 2 ▪ Only $4 billion being spent to combat the problem ▪ Expected to grow to $79 billion in 2014 3 . Counterfeiting : a world - wide epidemic in need of solutions … 1. U.S. Chamber of Commerce 2. GCCCP – United Nations World Intellectual Property Organization 3. MarketsandMarkets.com Research Report

5 LTG: A New Class of IP Investment Company ▪ Our team comprises experienced managers and advisors who have demonstrated success in generating returns from patent monetization. ▪ We work with leading research institutions and innovators. ▪ We invest in “high stakes” patent litigation and broad industry licensing to seek absolute investor return at reduced capital risk. ▪ We intend to reward investors when the platform has major wins.

6 LTG Management & Experience 1. www.ipnav.com; interviews with company management (8/2012) Over $600 mm in patent monetization since 2004 via >700 settlements with >500 companies 1 Will Rosellini, Chief Executive Officer Will Rosellini , Chief Executive Officer Peter Hardigan , Chief Operating Officer ▪ Former Scientific Advisor at IPNav ▪ Serial entrepreneur – Founder and Chairman, Microtransponder , Rosellini Scientific, Texas Onsite Dental ▪ 6 advanced degrees, including JD & MBA ▪ Former professional baseball pitcher ▪ CFO / Head of Investment Management at IPNav Led 2 private placements with institutional investors Responsible for financial assessment of all IPNav acquisitions, including bids up to $ 100mm Aided activist investors in bid for AOL & other deals ▪ Principal & Leader of IP transactions at Charles River Associates in NYC and Frankfurt ▪ MBA: Columbia University, BA: University of Chicago

7 LTG – Independent Directors ▪ In 2005, co - founded Altitude Capital Partners, a private investment fund focused on investing in, enforcing and protecting the rights of intellectual property (IP) assets ▪ Managed Altitude’s key investment portfolio companies, including Visto, Saxon, DeepNines, MercExchange, Digitude and Software Rights Archive ▪ Prior to co - founding Altitude Capital Partners, Mr. Hurwitz was a Sr. Vice President at HSBC Capital (USA), the U.S. private equity arm of HSBC Group ▪ Over 25 years of experience in company formation and management, including roles at UUNET, Concentric Networks, SPX and newsletters.com ▪ Managed Juridica’s $50M investment in patent portfolios; investment results include a $50MM judgment and other key successes ▪ Former General Manager at ImageExpo, an SPX company, which won a $60MM verdict against Microsoft in 2004; board member of SSL Services, which won a $10MM verdict against Citrix Warren Hurwitz Co - Founder & Partner Altitude Capital Partners Jeff Ronaldi CEO Turtle Bay Technologies Juridica

8 ▪ High - Stakes Litigation: Each case designed to have high potential upside, but with risk of trial and appeal ▪ Broad Licensing: Often 25+ licensees in an effort, typical payment size <$ 1MM ▪ Build portfolio of >5 high - stakes claims & 5 ongoing licensing efforts to generate cash flow ▪ Partner with leading research institutions ▪ Seek to finance some or all of working capital from licensing proceeds ▪ Partial risk sharing with vendors (maintain upside) ▪ Investors share directly in results of “high stakes” portfolios ▪ Portion of proceeds intended to be distributed to investors ▪ Remainder re - invested ▪ Allows operations to focus on maximizing value over the long run ▪ Acquire companies or patent portfolios ▪ Companies with monetization potential and operations that can be improved ▪ Patent portfolios that stand alone or support other LTG operations ▪ Key pipelines: Fortune 500 relationships, institutional investors, brokers, university relationships, etc. LTG / DSS Investment Strategy: Create Diversified Portfolio of IP Monetization Opportunities Strategy Approach Distribution Reinvestment

9 LTG Initial Investment: Bascom Research, LLC ▪ Bascom Research is a wholly owned subsidiary of LTG , based in McLean, Va. ▪ On October 3rd, 2012, Bascom Research filed patent infringement lawsuits in the Eastern District of Virginia (EDVA) against five defendants: • Novell, Inc. • LinkedIn Corp. • Jive Software, Inc. • Facebook, Inc. • BroadVision , Inc . ▪ The patented technology covers the data structure used by social networking sites and web 2.0 corporate intranets ▪ In EDVA , there are typically 12 months between the filing of a case and trial commencement Federal District Data Median Time - to - trial (in years) Overall Success Rate Median Damages Awarded EDVA 0.93 33.3% $30,816,721 Rank 1 6 1 Source: PWC 2011 Patent Litigation Survey

10 Bascom Research is the IP Licensing Company for Tom Bascom, the founder of LinkSpace ▪ Tom is the Founder of LinkSpace , LLC (www.linkspace.net); founded in 2001 & located in Mclean, VA ▪ LinkSpace ® is a platform for efficient user sharing and collaboration via relationship linking A “found engine” instead of a search engine – designed for sharing information “ LinkSpace ® offers an opportunity to connect the dots to share and manage those connections. ▪ Technology developed to establish contextual relationships among distributed information (both commercial and military) originally developed for use in the telecom sector and general corporate management, and later for the Homeland Security market ▪ Technology patented beginning in 2001 and has been actively prosecuted and expanded since ▪ Tom has been appointed President & Chief Technology Officer of Bascom Research as well as Chief Technology Officer of LTG Previous Experience ▪ Senior Manager at WorldCom, managing the implementation of business systems for the General Services Administration ▪ Program Manager for Raytheon and Northrup Grumman’s ballistic missile defense program and NASA’s Mission to Planet Earth at Goddard Space Flight Center Education ▪ SUNY Buffalo (B.S. in Aerospace Engineering, 1984); The George Washington University (M.S. Engineering Administration, 1989)

11 Bascom Research – Management & Advisory Team Litigation & Licensing Team Kramer Levin Naftalis & Frankel LLP Jonathan Caplan , Partner Paul Andre, Partner ▪ Kramer Levin, managing the EDVA case, has extensive experience in high - stakes patent litigation ▪ Relevant prior experience with Facebook IP Navigation Erich Spangenberg , Chairman Phil Hartstein , Vice President Adam Saxon, Director ▪ IP Navigation, which has over $600 MM in licensing experience, will advise Kramer Levin and provide licensing support for LTG against multiple potential defendants outside of the current lawsuit Research & Development Team Tom Bascom, President & CTO Matthieu Pettijean , Chairman of Mednest ▪ e - HEALTH New Product Introduction Roadmap with Mednest ▪ Bascom will provide key expertise in database design ▪ Fits with DSS cloud technology

12 Bascom Research Patents Disclose “Relationships with Attributes” ▪ Establishing a relationship between two or more objects (e.g., user profiles, documents, articles, data entries, etc.) ▪ With the ability to describe / customize and display the characteristics of the relationship Exemplary Use of the Technology within the Facebook Platform ▪ The complaint alleges that the Facebook website is built with the same infringing tools offered publicly to developers ▪ Developer tools that illustrate alleged infringing use include: ▪ Open Graph: “At Facebook's core is the social graph …”Historically, Facebook has managed this graph and has expanded it over time as we launch new products (ex: photos, places)” 1 ▪ Facebook Query Language: specifies how to link objects, including “users,” “friends,” “Friend request,” “Like,” etc. 2 1. http://developers.facebook.com/docs/opengraph/ (accessed 9 - 19 - 2012) 2. http:// developers.facebook.com /docs/reference/ fql / (accessed 9 - 19 - 2012) One example of the Bascom Research Portfolio’s Use in the Market

13 Portfolio Prosecution History ▪ Parent patent ’792 withstood a lengthy prosecution history: 64 U.S. patent documents and 10 non - patent references were considered by the USPTO . ▪ Presumption of validity: clear and convincing evidence is required to prove invalidity in court. “The prior art neither teaches nor suggests to one of ordinary skill in the art at the time of the applicant’s invention to create link relationships that allow for the assignment of attributes describing the link relationship. Further, it was neither known nor obvious to then present the link relationships with the assigned attributes.” Examiner Conclusion

14 Bascom Patent Portfolio 3/10/01: ’520 Prov. 6/10/08: ’792 Patent 4/10/01: ’470 Prov. 1/18/02: ’515 App. ▪ 6 Issued patents, 4 pending applications ▪ Cited by over 25 patents, including prominent networking companies , such as: IBM, Oracle, Fujitsu, Microsoft Corporation, EMC Corporation, Juniper and others ▪ Earliest filing date, 3/10/2001 – protection though approximately 2022 ▪ Opportunity to amend and introduce new claims based on original inventions 11/21/06: ’974 Patent 3/06/02: ’739 App. (CIP) 1/2/07: ’971 Patent 4/10/02: ’918 App. (CIP) 9/19/06: ’232 Patent 3/6/02: ’740 App. (CIP) 6/17/08: ’241 Patent 4/9/02: ’093 App. (CIP) 4/20/10: ’521 Patent 10/30/07: ’658 App. (CON) 10/6/06: ’862 App. 11/20/06: ’645 App. 3/28/12: ’642 App. (DIV) 10/31/07: ’260 App. Consumer and Enterprise Social Networking Framework Advertising / Billing / Future

15 = Damages claim (Potentially) License fee + Bascom Research Seeks a Reasonable Royalty from Each Defendant OCT 2006 2013 2022 The full past damages period, which begins up to six years prior to filing the complaint, (October 2006) through the conclusion of the trial (estimated to be in late 2013) Damages Claim Plus the period through the remaining life of the patents (approximately 2022) (Potentially) License Fee A reasonable royalty rate The portion of the infringer’s total sales of the infringed product attributable to the invention X

16 Bascom Research Case and Potential Timeline • During the Markman hearing, the judge interprets the patent claims for the benefit of the jury • The jury is called upon to determine liability based on the accepted claim interpretation • Judgments may be appealed to the Court of Appeals for the Federal Circuit . Appeal OCT 2012 DEC 2012 MAR 2013 JUN 2013 SEP 2013 DEC 2013 Begin Discovery Claim Construction Briefing Summary Judgment Motions Complaint Filed Scheduling Order Markman Hearing & Ruling Trial

17 LTG Planned Merger with Document Security Systems ( NYSE MKT: DSS ) Advances Strategy on Both Sides ▪ DSS has continually “upped the ante” by becoming an IP company and sought to acquire strong IP management ▪ LTG sought to acquire or merge with public operating companies in cloud space to match the Bascom portfolio Technology Match ▪ DSS’s digital technology provides platform to develop Bascom Research’s electronic medical records application ▪ Bascom Research’s patents support other DSS operating businesses DSS’s IP Management ▪ DSS has long history of asserting IP in a challenging licensing arena ▪ DSS has brought on IP strategist John Cronin and has established a long - term strategy for IP in its core business Historical and Current IP Litigation ▪ DSS has existing litigation with Coupons.com and potentially other opportunities to assert patents in its core business

18

Combined Company – Management

- Lexington Tech Group Management will lead new DSS
- Sharing of key resources
- Licensing team will also oversee existing litigation


LICENSING
Will Rosellini
CEO
EXISTING OPERATIONS
Peter Hardigan
CIO
Philip Jones
CFO
Robert Bzdick
Executive VP
John Cronin
Special Advisor
Jeff D'Angelo
General Counsel
Patrick White
Special Advisor
David Wicker
SVP R&D
Lexington Technology Group
ExtraDev, Inc.
DSS Printing
DSS Packaging
DSS Plastics Group
TBD
Tom Bascom
President & CTO
TBD Additional Portfolios
Bascom Research
LTG
DSS

19 Combined Company – Board of Directors Independent Directors Company Directors Peter Hardigan CIO Warren Hurwitz Jeff Ronaldi To Be Named Will Rosellini CEO Robert Bzdick COO David Klein Ira Greenstein Robert Fagenson Chairman, DSS LTG DSS

20 Contact Information Investors Media Website Jennifer Buckley Executive Director Lexington Technology Group jen@lex - tg.com Jamie Diafera Infinite Public Relations, LLC 212.687.0935 jdiaferia@infinitepr.com www.lex - tg.com Phil Jones Chief Financial Officer Document Security Systems pjones@dsssecure.com www.dsssecure.com